UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2018 (January 18, 2018)

NINE ENERGY SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38347	80-0759121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Kirby Drive, Suite 200

Houston, Texas 77019

(Address of Principal Executive Offices)

(281) 730-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On January 18, 2018, Nine Energy Service, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Underwriting Agreement provides for the offer and sale (the “Offering”) of 7,000,000 shares of Common Stock (the “Firm Shares”) at a price to the public of $23.00 per share ($21.4475 per share net of underwriting discounts and commissions). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an aggregate of 1,050,000 additional shares of Common Stock (the “Option Shares”) if the Underwriters sell more than an aggregate of 7,000,000 shares of Common Stock. The material terms of the Offering are described in the prospectus, dated January 18, 2018 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on January 22, 2018, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-217601) (the “Registration Statement”), initially filed by the Company on May 2, 2017.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering closed on January 23, 2018 with respect to the Firm Shares, and the Company received proceeds therefrom of approximately $147.0 million (net of underwriting discounts and commissions and estimated offering expenses payable by the Company). As described in the Prospectus, the Company intends to use the net proceeds, together with $125 million of term loan borrowings under the Company’s new credit facility (described in Item 2.03 below), to fully repay the outstanding borrowings under the Existing Nine Credit Facility and the Existing Beckman Credit Facility (each as defined in the Prospectus) and the remainder for general corporate purposes, which may include the acquisition of additional equipment and complementary businesses that enhance the Company’s existing service offerings, broaden the Company’s service offerings or expand its customer relationships.

The Company received official notice of exercise of the Underwriters’ option to purchase all 1,050,000 Option Shares on January 22, 2018, which is expected to close January 24, 2018. Pursuant to the terms of the new credit facility, to the extent the net proceeds from the Offering (including with respect to the Option Shares) are in excess of $150.0 million, as is expected, the Company will use 50% of the excess of the net proceeds over $150.0 million to make a mandatory prepayment of the term loan borrowings under the Company’s new credit facility.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Relationships

As more fully described under the caption “Underwriting (conflicts of interest)” in the Prospectus, an affiliate of Wells Fargo Securities, LLC is a lender under the Existing Nine Credit Facility and the Existing Beckman Credit Facility, and an affiliate of J.P. Morgan Securities LLC is a lender under the Existing Nine Credit Facility, and such affiliates will receive more than 5% of the net proceeds of the Offering in connection with the repayment of borrowings under the Existing Nine Credit Facility and the Existing Beckman Credit Facility. Therefore, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC are deemed to have a conflict of interest within the meaning of Rule 5121 of the Financial Industry Regulatory Authority, Inc. Accordingly, the Offering was conducted in accordance with Rule 5121, which requires, among other things, that a “qualified independent underwriter” participate in the preparation of, and exercise the usual standards of “due diligence” with respect to, the Registration Statement and the Prospectus. Goldman Sachs & Co. LLC agreed to act as a qualified independent underwriter for the Offering and to undertake the legal responsibilities and liabilities of an underwriter under the Securities Act, specifically including those inherent in Section 11 thereof. Goldman Sachs & Co. LLC will not receive any additional fees for serving as a qualified independent underwriter in connection with the Offering. The Company has agreed to indemnify Goldman Sachs & Co. LLC against liabilities incurred in connection with acting as a qualified independent underwriter, including liabilities under the Securities Act. Further, pursuant to Rule 5121, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC will not confirm sales to any account over which they exercise discretionary authority without the prior written approval of the customer.

In addition, certain of the Underwriters and their affiliates have provided in the past to the Company and its affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for the Company and such affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company’s debt or equity securities or loans, and may do so in the future.

Item 1.02	Termination of a Material Definitive Agreement.

On January 23, 2018, in connection with the consummation of the Offering and entry into the Company’s new credit facility, the Company terminated the following agreements: (i) Amended and Restated Credit Agreement, dated as of June 30, 2014, by and among Nine Energy Service, Inc., Nine Energy Canada Inc., HSBC Bank USA, N.A., HSBC Bank Canada and certain other financial institutions listed therein, as amended to date; and (ii) Credit Agreement, dated as of May 2, 2014, by and among Beckman Production Services, Inc., Wells Fargo Bank, National Association and certain other financial institutions listed therein, as amended to date.

In addition, on January 23, 2018, in connection with the consummation of the Offering, the Company’s Second Amended and Restated Stockholders Agreement dated as of February 28, 2017, as amended on July 24, 2017, was terminated pursuant to its terms, other than the provisions relating to registration rights and certain miscellaneous provisions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Concurrently with, and conditioned upon, the consummation of the Offering, the Company borrowed $125.0 million of term loans under its new credit facility. The new credit facility is evidenced by a credit agreement dated as of September 14, 2017, with JPMorgan Chase Bank, N.A., as administrative agent, and certain other financial institutions, as amended by the First Amendment to Credit Agreement, dated as of November 20, 2017 (such amendment, the “New Credit Agreement Amendment” and such credit agreement as so amended, the “New Credit Agreement”). Pursuant to the New Credit Agreement, the Company and its domestic restricted subsidiaries are entitled to borrow $125.0 million of term loans and up to $50.0 million (including letters of credit) as revolving credit loans under the revolving commitments. However, to the extent the net proceeds from the Offering (including with respect to the Option Shares) are in excess of $150.0 million, as is expected, the Company will use 50% of the excess of the net proceeds over $150.0 million to make a mandatory prepayment of the term loan borrowings under the Company’s new credit facility. Borrowings under the new credit facility may vary significantly from time to time depending on the Company’s cash needs at any given time. However, at no time will the maximum principal amount of revolving credit loans, together with the face amount of letters of credit, under the New Credit Agreement be permitted to exceed $50 million, absent the Company obtaining additional commitments from existing or new lenders.

All of the obligations under the New Credit Agreement are secured by first priority perfected security interests (subject to permitted liens) in substantially all of the personal property of the Company and its domestic restricted subsidiaries (including Beckman and its subsidiaries), excluding certain assets.

Loans to the Company and its domestic restricted subsidiaries under the New Credit Agreement may be base rate loans or LIBOR loans. The applicable margin for base rate loans will vary from 1.50% to 2.75%, and the applicable margin for LIBOR loans will vary from 2.50% to 3.75%, in each case depending on the Company’s leverage ratio. The Company is permitted to repay any amounts borrowed prior to the maturity date without any premium or penalty other than customary LIBOR breakage costs. In addition, a commitment fee of 0.50% per annum will be charged on the average daily unused portion of the revolving commitments. Such commitment fee is payable quarterly in arrears.

The term loans are payable on a quarterly basis in amounts equal to 2.5% of the original principal balance. The term loans and revolving loans will mature two and a half years from the initial date on which the Company borrows loans under the new credit facility.

The New Credit Agreement contains various affirmative and negative covenants, including financial reporting requirements and limitations on indebtedness, liens, mergers, consolidations, liquidations and dissolutions, sales of assets, dividends and other restricted payments, investments (including acquisitions) and transactions with affiliates. The New Credit Agreement does not contain any financial covenants, other than a total leverage ratio, an asset coverage ratio and a fixed charge coverage ratio, each of which will be tested on a quarterly basis.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Credit Agreement and the New Credit Agreement Amendment, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in (i) the second paragraph of Item 1.02 hereto and (ii) Item 5.03 hereto is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2018, in connection with the consummation of the Offering, the Company entered into indemnification agreements with each of its directors and officers (the “Indemnification Agreements”). These Indemnification Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnification Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Third Amended and Restated Certificate of Incorporation

On January 23, 2018, immediately prior to the consummation of the Offering, the Company amended and restated its Second Amended and Restated Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on January 23, 2018. A description of the Certificate of Incorporation is contained in the section of the Prospectus entitled “Description of capital stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Fourth Amended and Restated Bylaws

On January 23, 2018, immediately prior to the consummation of the Offering, the Company amended and restated its Third Amended and Restated Bylaws (as amended and restated, the “Bylaws”). A description of the Bylaws is contained in the section of the Prospectus entitled “Description of capital stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Bylaws, which is filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On January 18, 2018, the Company announced it had priced the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 18, 2018, by and among Nine Energy Service, Inc. and J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

3.1	Third Amended and Restated Certificate of Incorporation of Nine Energy Service, Inc.

3.2	Fourth Amended and Restated Bylaws of Nine Energy Service, Inc.

10.1	Credit Agreement, dated as of September 14, 2017, among Nine Energy Service, Inc. and certain of its subsidiaries listed therein, Nine Energy Canada Inc., JPMorgan Chase Bank, N.A. and certain other financial institutions (incorporated by reference to Exhibit 10.1 to Nine Energy Service, Inc.’s Amendment No. 4 to Registration Statement on Form S-1, File No. 333-217601).

10.2	First Amendment to Credit Agreement, dated as of November 20, 2017, among Nine Energy Service, Inc. and certain of its subsidiaries listed therein, Nine Energy Canada Inc., JPMorgan Chase Bank, N.A. and certain other financial institutions (incorporated by reference to Exhibit 10.22 to Nine Energy Service, Inc.’s Amendment No. 5 to Registration Statement on Form S-1, File No. 333-217601).

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.10 to Nine Energy Service, Inc.’s Amendment No. 2 to Registration Statement on Form S-1, File No. 333-217601).

99.1	Press Release dated January 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2018

NINE ENERGY SERVICE, INC.

By:	/s/ Theodore R. Moore
Theodore R. Moore
Senior Vice President and General Counsel